UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 19, 2017

WageWorks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 577-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 19, 2017, WageWorks, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with William Blair & Company, L.L.C. and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), and the selling stockholders named therein (collectively, the “Selling Stockholders”). Pursuant to the terms of the Underwriting Agreement, the Company has agreed to sell, and the Underwriters have agreed to purchase, subject to and on the conditions set forth therein, an aggregate of 1,954,852 shares of the Company’s Common Stock. The Company intends to use the proceeds for general corporate purposes, including strategic acquisitions, channel partner arrangements, capital expenditures and operating costs. The Company also granted the Underwriters a 30-day option to purchase up to an additional 375,000 shares of the Company’s Common Stock. In addition, pursuant to the Underwriting Agreement, the Selling Stockholders have agreed to sell, and the Underwriters have agreed to purchase, subject to and on the conditions set forth therein, an aggregate of 545,148 shares of the Company’s Common Stock. The Company will not receive any proceeds from the sale of shares by the Selling Stockholders.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Selling Stockholders, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The offering is being made pursuant to the Company’s automatically effective shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-218815), including the prospectus dated June 19, 2017 contained therein, and the prospectus supplement dated June 19, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 19, 2017, by and among WageWorks, Inc., the Selling Stockholders and William Blair & Company, L.L.C. and Stifel, Nicolaus & Company, Incorporated, as representatives of the underwriters named therein

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.
By:	/s/ Joseph L. Jackson
Name: Joseph L. Jackson Title: Chief Executive Officer

Date: June 20, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 19, 2017, by and among WageWorks, Inc., the Selling Stockholders and William Blair & Company, L.L.C. and Stifel, Nicolaus & Company, Incorporated, as representatives of the underwriters named therein

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)